UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2005
IDERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Vassar Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)
(617) 679-5500
Registrant’s telephone number, including area code:
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws
     Effective September 12, 2005, Hybridon, Inc. changed its name to Idera Pharmaceuticals, Inc. The Registrant began trading under a new American Stock Exchange symbol ‘IDP’ on September 13, 2005. A copy of the Certificate of Ownership and Merger pursuant to which the name change was effectuated is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01: Financial Statements and Exhibits
(c)	Exhibits

3.1	Certificate of Ownership and Merger merging Idera Pharmaceuticals, Inc., a wholly owned subsidiary of Hybridon, Inc., into Hybridon, Inc., effective September 12, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRIDON, INC.

Date: September 14, 2005	By:	/s/ Robert G. Andersen

Robert G. Andersen
Chief Financial Officer and Vice President of Operations

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger merging Idera Pharmaceuticals, Inc., a wholly owned subsidiary of Hybridon, Inc., into Hybridon, Inc., effective September 12, 2005.